UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2021

HARVEST HEALTH & RECREATION INC.

(Exact name of registrant as specified in its charter)

British Columbia

(State or other jurisdiction of incorporation)

000-56224	84-3264202
(Commission File Number)	(IRS Employer Identification No.)

1155 W. Rio Salado Parkway, Suite 201 Tempe, Arizona	85281
(Address of principal executive offices)	(Zip Code)

(480)-494-2261

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.08	Shareholder Director Nominations.

To the extent applicable, the information in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.08.

Item 7.01	Regulation FD Disclosure.

Press Release

On July 13, 2021, Harvest Health & Recreation Inc. (the “Corporation”) issued a press release regarding the 2021 annual and special meeting of shareholders (the “2021 Meeting”), which is furnished hereto as exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01	Other Events.

Director Nominations

On July 9, 2021, the Board of Directors of the Corporation established August 11, 2021 as the date of the Corporation’s 2021 Meeting and set July 12, 2021 as the record date for determining shareholders who are eligible to receive notice of and vote at the 2021 Meeting. The Corporation has published additional details regarding the exact time, location and matters to be voted on at the 2021 Meeting in the Corporation’s proxy statement for the 2021 Meeting. Because the date of the 2021 Meeting represents a change of more than 30 calendar days from the first anniversary date of the 2020 annual meeting, the deadline for shareholders to submit proposals under Rule 14a-8 for the 2021 Meeting is now July 21, 2021.

Rule 14a-8 Proposals Deadline. Shareholder proposals intended for inclusion in the Company’s definitive proxy statement for the 2021 Meeting pursuant to Rule 14a-8 under the Exchange Act must be received at the Corporation’s principal executive office a reasonable time before the Corporation begins to print and send its proxy materials. Thus, to be considered timely, any such proposal must be received by the Corporation at its principal executive office not later than the close of business on July 21, 2021. Any such proposal must also meet the requirements set forth in the Corporation’s Amended and Restated Articles and the rules and regulations of the Securities and Exchange Commission in order to be eligible for inclusion in the proxy materials for the 2021 Meeting.

Advance Notice Deadlines. In accordance with the Company’s Amended and Restated Articles, shareholders who intended to submit a proposal regarding a director nomination at the 2021 Meeting must have submitted such proposal by July 10, 2021, or to bring any other business to the floor of the 2021 Meeting, a shareholder must have ensured that any such proposal was received at the Corporation’s registered office no later than close of business on June 11, 2021.

All submissions must be made to Nicole Stanton, Vice President, General Counsel and Corporate Secretary, 1155 W. Rio Salado Parkway, Suite 201, Tempe, Arizona 85281.

Additional Information and Where to Find It

In connection with the proposed transaction, the Corporation has filed a management information circular and proxy statement on Schedule 14A containing important information about the proposed transaction and related matters. Additionally, the Corporation and Trulieve Cannabis Corp. will file other relevant materials in connection with the proposed transaction with applicable securities regulatory authorities. Investors and security holders of the Corporation are urged to carefully read the entire management information circular and proxy statement (including any amendments or supplements to such documents) when such document becomes available before making any voting decision with respect to the proposed transaction because they will contain important information about the proposed transaction and the parties to the transaction. The Corporation’s management information circular and proxy statement will be mailed to the Corporation’s shareholders, as well as be accessible on the EDGAR and SEDAR profiles of the Corporation.

Investors and security holders of the Corporation will be able to obtain a free copy of the management information circular and proxy statement, as well as other relevant filings containing information about the Corporation and the proposed transaction, including materials that will be incorporated by reference into the management information circular and proxy statement, without charge, at the Securities and Exchange Commission’s (the “SEC”) website (www.sec.gov) or from the Corporation by going to the Corporation’s Investor Relations page on its website at https://investor.harvesthoc.com/home/default.aspx.

Participants in the Solicitation

The Corporation and certain of its respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies of the Corporation in respect of the proposed transaction. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to the Corporation’s shareholders in connection with the proposed transaction will be set forth in the Corporation’s management information circular and proxy statement for the proposed transaction when available. Other information regarding the participants in the Corporation’s proxy solicitation and a description of their direct and indirect interests in the proposed transaction, by security holdings or otherwise, will be contained in such management information circular and proxy statement and other relevant materials to be filed with the SEC in connection with the proposed transaction. Copies of these documents may be obtained, free of charge, from the SEC or the Corporation as described in the preceding paragraph.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Description
99.1	Press Release, dated July 13, 2021

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARVEST HEALTH & RECREATION INC.
(Registrant)

By:	/s/ Steven M. White
Steven M. White
Chief Executive Officer

Dated: July 13, 2021